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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          September 28, 1999
                                                     ---------------------------

                    CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
- --------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

       Bermuda                         0-24796                Not Applicable
- -----------------------------   -----------------------     --------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
   of Incorporation)                                        Identification No.)

      Clarendon House, Church Street, Hamilton                 HM CX Bermuda
- ------------------------------------------------------    ----------------------
     (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code           (441) 296-1431
                                                       -------------------------
                                Not Applicable
- --------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report

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Item 5.           Other Events.

Attached is a Press Release issued by Registrant on September 28, 1999 (the "Press Release").

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Exhibits

99.1 Press Release of Central European Media Enterprises Ltd., dated September 28, 1999.

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                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Central European Media Enterprises Ltd.
                                 (Registrant)

Dated:  September 28, 1999       By: /s/  Fred T. Klinkhammer
                                     -----------------------------------------
                                               Fred T. Klinkhammer

                                 Title:  President and Chief Executive Officer

                                 (Duly Authorized Officer)

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